SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: August 24, 2001
Date of earliest event reported: May 18, 2001

eBay Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24821	77-0430924

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2145 Hamilton Avenue
San Jose, CA 95125

(Address of principal executive offices)

(408) 558-7400

(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Attached as Exhibit 99.1 hereto is the unaudited pro forma condensed combined financial information for the six months ended June 30, 2001, that gives effect to the acquisition by eBay Inc. (“eBay”) of iBazar S.A. (“iBazar”). The unaudited pro forma condensed combined statement of operations combines the results of operations of eBay and iBazar for the six months ended June 30, 2001, as if the acquisition had occurred on January 1, 2001. This exhibit updates the unaudited pro forma condensed combined financial information included in the Current Report on Form 8-K/A filed on June 15, 2001.

     This unaudited pro forma condensed combined financial information should be read in conjunction with the historical consolidated financial statements of eBay and iBazar. eBay’s historical consolidated financial statements can be found in eBay’s Annual Report on Form 10-K filed on March 28, 2001 and eBay’s Quarterly Report on Form 10-Q filed on August 14, 2001. iBazar’s historical consolidated financial statements can be found as Exhibit 99.1 to the Current Report on Form 8-K/A filed on June 15, 2001.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2001	eBay Inc.

Principal Financial Officer By : /s/ RAJIV DUTTA Rajiv Dutta Senior Vice President, Chief Financial Officer	Principal Accounting Officer: By : /s/ MARK J. RUBASH Mark J. Rubash Vice President, Finance and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit 99.1	Unaudited Pro Forma Condensed Combined Financial Information for the six months ended June 30, 2001.